UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 1, 2010

LAXAI PHARMA LTD.
(Exact name of registrant as specified in its charter)

Israel	0-17788	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8905 Regents Park Dr, Suite 210 Tampa, Florida	33647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  813-428-3500

NEXGEN BIOFUELS LTD.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Company has changed its name to LAXAI PHARMA LTD effective immediately with the intention of pursuing an acquisition of a CRO (Contract Research Organization) company or entering in to CRO business that provides various services to the Pharma Industry.

If the company successfully finds an acquisition at a right price and able to finance it, it may spin/dispose off the biofuel business assets it currently has.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laxai Pharma Ltd.
By: /s/ Ram Ajjarapu Name: Ram Ajjarapu Title: Chief Executive Officer
Dated: February 1, 2010